SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934
                                 Date of Report:
                                January 31, 2003

                       CIT HOME EQUITY LOAN TRUST 2002-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                   333-65554

                       (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                                  1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

              Registrants' telephone number, including area code:
                                 (973) 740-5000

                                      N/A
         (Former name or former address, if changed since last report)

Item 5. Other Events

CIT HOME EQUITY LOAN TRUST 2002-1
MONTHLY SERVICE REPORT
COLLECTION PERIOD:                               31-Jan-03
PAYMENT DATE:                                    25-Feb-03
DETERMINATION DATE:                              20-Feb-03

The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2002-1 on:
February 25, 2003

Item 7. Financial Statements and Exhibits

(c.)        Exhibits.
            The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.
            Exhibit No. 20.1                 Monthly Servicer Report

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Home Equity Loan Trust 2002-1

By: JPMorgan Chase Bank, as Trustee

By: Kevin Crombie
    ------------------------------------------------
    Name: Kevin Crombie
    Title: Assistant Vice President/Relationship Manager


Dated:
March 14, 2003

Exhibits No. 20.1:

                       CIT Home Equity Loan Trust 2002-1
           Home Equity Loan Asset Backed Certificates, Series 2002-1
                         Master Servicer's Certificate

                                             Due Period                1/31/2003
                                             Determination Date        2/20/2003
                                             Distribution Date         2/25/2003


I     Available in Certificate Account

      Principal collected on
       Mortgage Loans                                              21,125,660.28
      All Liquidation Proceeds with
       respect to Principal                                           144,698.92
      Recoveries on previously Liquidated Mortgages
       with respect to Principal                                            0.00
      Principal portion of Purchase Price on
       Repurchased Mortgage Loans                                           0.00
      Substitution Adjustment with respect to Principal                     0.00
                                                                   -------------
                Principal Distribution Amount                      21,270,359.20

      Interest collected on Mortgage Loans                          5,396,094.61
      Interest portion of Purchase Price on
       Repurchased Mortgage Loans                                           0.00
      Recoveries on previously Liquidated Mortgages
       with respect to Interest                                             0.00
      Substitution Adjustment with respect to Interest                      0.00
      Master Servicer Monthly Advances (net of
       Compensating Interest)                                       1,024,545.33
      Reimbursement of previous months Servicer Advances             -495,438.01
      Compensating Interest                                             9,958.21
      Investment Earnings on Certificate Account                            0.00
                                                                   -------------
                Interest Remittance Amount                          5,935,160.14

      Amount not Required to be deposited                                   0.00

                Total available in the Certificate Account         27,205,519.34

II    Distributions                                  Per $ 1,000        Amount
                                                     -----------    ------------

1.  Aggregate Class AF -1A Distribution              61.04596003    6,673,544.35

2.  Aggregate Class AF-1B Distribution               61.42648317    6,038,837.56

3.  Aggregate Class A-2 Distribution                  3.80833338      257,938.42

4.  Aggregate Class A-3 Distribution                  4.32500000      296,651.75

5.  Aggregate Class A-4 Distribution                  4.97500000      249,695.25

6.  Aggregate Class A-5 Distribution                  5.59166677      174,515.92

7.  Aggregate Class A-6 Distribution                  5.16666674      244,176.67

8.  Aggregate Class A-7 Distribution                 29.77827911    6,700,112.80

9.  Aggregate Class MF-1 Distribution                 5.47500000      195,293.25

10.  Aggregate Class MF-2 Distribution                5.88333333      198,209.50

11. Aggregate Class BF Distribution                   6.21666654      160,141.33

12. Aggregate Class AV Distribution                  17.61937424    3,031,060.95

13. Aggregate Class MV-1 Distribution                  .65340312       22,271.34

14. Aggregate Class MV-2 Distribution                 2.09645864       22,809.47

15. Aggregate Class BV Distribution                   2.62006979       28,532.56

16. Aggregate Class X-IO Distribution                 0.00000000    2,452,261.98

17. Aggregate Class R Distribution                                          0.00

18. Aggregate Master Servicer Distribution                            459,466.24
                                                                   -------------
                        Total Distributions =                      27,205,519.34

III   Certificate Class Balances                    Factor %           Amount
                                                 -------------     -------------
   Opening Senior Class A Certificate Balances as reported in prior Monthly Master Servicer
   Report for Group I Certificates:

      (a) Class AF-1A                             22.38097568%     24,466,882.61
      (b) Class AF-1B                             22.38097570%     22,002,737.21
      (c) Class A-2                              100.00000000%     67,730,000.00
      (d) Class A-3                              100.00000000%     68,590,000.00
      (e) Class A-4                              100.00000000%     50,190,000.00
      (f) Class A-5                              100.00000000%     31,210,000.00
      (g) Class A-6                              100.00000000%     47,260,000.00
      (h) Class A-7                               65.90456902%    148,285,280.29
                                                                  --------------
                                                                  459,734,900.11

   Opening Subordinated Class MF & BF
   Certificate Balances as reported in prior
   Monthly Master Servicer Report for Group I
   Certificates:

      (a) Class MF-1                             100.00000000%     35,670,000.00
      (b) Class MF-2                             100.00000000%     33,690,000.00
      (c) Class BF                               100.00000000%     25,760,000.00
                                                                   -------------
                                                                   95,120,000.00

   Opening Senior Class AV Certificate Balances as reported in prior Monthly Master Servicer
   Report for Group II Certificates:

      (a) Class AV                                58.16011628%    100,052,848.04

   Opening Subordinated Class MV & BV
   Certificate Balances as reported in prior
   Monthly Master Servicer Report for Group II
   Certificates:

      (b) Class MV-1                             100.00000000%     13,470,000.00
      (c) Class MV-2                             100.00000000%     10,880,000.00
      (d) Class BV                               100.00000000%     10,890,000.00
                                                                  --------------
                                                                  135,292,848.04

IV    Principal Distribution Amount

1(a). Basic Principal Amount                              No.          Amount
                                                        ------    --------------
      (a) Stated principal collected                                2,296,531.23
      (b) Principal Prepayments                           202      18,829,129.05
      (c) Liquidation Proceeds                                        144,698.92
      (d) Repurchased Mortgage Loans                        0               0.00
      (e) Substitution Adjustment related
           to Principal                                                     0.00
      (f) Recoveries on previously
           Liquidated Mortgages with
           respect to Principal                                             0.00
                                                                   -------------
      Total Principal Distribution                                 21,270,359.20

1(b). Subordination Increase Amount                                   254,301.08

2(a). Class AF Principal Distribution
      Amount for Group I Certificates:             Per $1,000
                                                  ------------
      1. Class AF-1A                               60.77687541      6,644,128.02
      2. Class AF-1B                               60.77687539      5,974,974.62
      3. Class A-2                                  0.00000000              0.00
      4. Class A-3                                  0.00000000              0.00
      5. Class A-4                                  0.00000000              0.00
      6. Class A-5                                  0.00000000              0.00
      7. Class A-6
         (a) Class A-6 Lockout Percentage                       0.00%
         (b) Class A-6 Lockout
             Distribution Amount                    0.00000000              0.00
      8. Class A-7                                 26.69724049      6,006,879.11

2(b). Class MF & BF Principal
      Distribution Amount Group I
      Certificates:
      1. Class MF-1                                 0.00000000              0.00
      2. Class MF-2                                 0.00000000              0.00
      3. Class BF                                   0.00000000              0.00

2(c). Class AV Principal Distribution
      Amount Group II Certificates:
      1. Class AV                                  16.84984323      2,898,678.53

2(d). Class AV Principal Distribution
      Amount Group II Certificates:
      1. Class MV-1                                 0.00000000              0.00
      2. Class MV-2                                 0.00000000              0.00
      3. Class BV                                   0.00000000              0.00

2(e). Class M Applied Realized Loss
      for Group I Certificates:
      1. Class MF-1                                 0.00000000              0.00
      2. Class MF-2                                 0.00000000              0.00
      3. Class BF                                   0.00000000              0.00

2(f). Class B Applied Realized Loss
      for Group II Certificates:
      1. Class MV-1                                 0.00000000              0.00
      2. Class MV-2                                 0.00000000              0.00
      3. Class BV                                   0.00000000              0.00


                                                     Factor %         mount
                                                     --------         -----
      Ending Senior Class A Certificate
      Balances after distributions of
      principal in this Monthly Master
      Servicer Report for Group I
      Certificates:

      (a) Class AF-1A                              16.30328814%    17,822,754.59
      (b) Class AF-1B                              16.30328816%    16,027,762.59
      (c) Class A-2                               100.00000000%    67,730,000.00
      (d) Class A-3                               100.00000000%    68,590,000.00
      (e) Class A-4                               100.00000000%    50,190,000.00
      (f) Class A-5                               100.00000000%    31,210,000.00
      (g) Class A-6                               100.00000000%    47,260,000.00
      (h) Class A-7                                63.23484497%   142,278,401.18
                                                                  --------------
                                                                  441,108,918.36

      Ending Subordinated Class MF &
      BF Certificate Balances after
      distributions of principal in
      this Monthly Master Servicer
      Report Group I Certificates:
      (a) Class MF-1                              100.00000000%    35,670,000.00
      (b) Class MF-2                              100.00000000%    33,690,000.00
      (c) Class BF                                100.00000000%    25,760,000.00
                                                                   -------------
                                                                   95,120,000.00

      Ending Senior Class AV Certificate
      Balances after distributions of
      principal in this Monthly Master
      Servicer Report for Group II
      Certificates:
      (a) Class AV                                 56.47513196%    97,154,169.51

      Ending Subordinated Class MV & BV
      Certificate Balances after distributions
      of principal in this Monthly Master
      Servicer Report for Group II
      Certificates:
      (b) Class MV-1                              100.00000000%    13,470,000.00
      (c) Class MV-2                              100.00000000%    10,880,000.00
      (d) Class BV                                100.00000000%    10,890,000.00
                                                                  --------------
                                                                  132,394,169.51

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b) Fixed Rate Certificates applicable Pass-Through Rate
                1. Class AF-1A                         1.49250%
                2. Class AF-1B                         3.48300%
                3. Class A-2                           4.57000%
                4. Class A-3                           5.19000%
                5. Class A-4                           5.97000%
                6. Class A-5                           6.71000%
                7. Class A-6                           6.20000%
                8. Class A-7                           5.61000%
                9. Class MF-1                          6.57000%
               10. Class MF-2                          7.06000%
               11. Class BF                            7.46000%

      Variable Rate Certificates

            (b) LIBOR Rate 1.35250%
                1. Class AV                            1.64250%
                2. Class MV-1                          2.05250%
                3. Class MV-2                          2.60250%
                4. Class BV                            3.25250%


      INTEREST REMITTANCE AMOUNT

        1. Interest collected on Mortgage Loans     5,396,094.61
        2. Interest advanced on Mortgage Loans        529,107.32
        3. Compensating Interest on Mortgage Loans      9,958.21
        4. Substitution Adjustment interest                 0.00
        5. Purchase Price interest on
            repurchased accounts                            0.00
        6. Liquidation Proceeds interest portion            0.00
        7. Recoveries on previously Liquidated
           Mortgages with respect to Interest               0.00

            TOTAL INTEREST REMITTANCE AMOUNT                        5,935,160.14

      Current Interest Requirement

           1. Class AF-1A @ applicable Pass-Through Rate              29,416.33
           2. Class AF-1B @ applicable Pass-Through Rate              63,862.94
           3. Class A-2 @ applicable Pass-Through Rate               257,938.42
           4. Class A-3 @ applicable Pass-Through Rate               296,651.75
           5. Class A-4 @ applicable Pass-Through Rate               249,695.25
           6. Class A-5 @ applicable Pass-Through Rate               174,515.92
           7. Class A-6 @ applicable Pass-Through Rate               244,176.67
           8. Class A-7 @ applicable Pass-Through Rate               693,233.69
           9. Class MF-1 @ applicable Pass-Through Rate              195,293.25
          10. Class MF-2 @ applicable Pass-Through Rate              198,209.50
          11. Class BF @ applicable Pass-Through Rate                160,141.33
          12. Class AV @ applicable Pass-Through Rate                132,382.42
          13. Class MV-1 @ applicable Pass-Through Rate               22,271.34
          14. Class MV-2 @ applicable Pass-Through Rate               22,809.47
          15. Class BV @ applicable Pass-Through Rate                 28,532.56


      Interest Carry Forward Amount

           1. Class AF-1A                                0.00
           2. Class AF-1B                                0.00
           3. Class A-2                                  0.00
           4. Class A-3                                  0.00
           5. Class A-4                                  0.00
           6. Class A-5                                  0.00
           7. Class A-6                                  0.00
           8. Class A-7                                  0.00
           9. Class MF-1                                 0.00
          10. Class MF-2                                 0.00
          11. Class BF                                   0.00
          12. Class AV                                   0.00
          13. Class MV-1                                 0.00
          14. Class MV-2                                 0.00
          15. Class BV                                   0.00
          16. Class X-IO                                 0.00

      Certificates Interest Distribution Amount
                                                    Per $1,000
                                                    ----------
           1. Class AF-1A                           0.26908461        29,416.33
           2. Class AF-1B                           0.64960777        63,862.94
           3. Class A-2                             3.80833338        257,938.42
           4. Class A-3                             4.32500000        296,651.75
           5. Class A-4                             4.97500000        249,695.25
           6. Class A-5                             5.59166677        174,515.92
           7. Class A-6                             5.16666674        244,176.67
           8. Class A-7                             3.08103862        693,233.69
           9. Class MF-1                            5.47500000        195,293.25
          10. Class MF-2                            5.88333333        198,209.50
          11. Class BF                              6.21666654        160,141.33
          12. Class AV                              0.76953101        132,382.42
          13. Class MV-1                            1.65340312         22,271.34
          14. Class MV-2                            2.09645864         22,809.47
          15. Class BV                              2.62006979         28,532.56
                                                                    ------------
                                                                    2,769,130.84

VI    Credit Enhancement Information                              Group I         Group II              Total

         (a) Senior Enhancement Percentage                         19.30%           29.92%             49.22%

         (b) Overcollateralization Amount:

             1. Opening Overcollateralization Amount       12,683,784.02      7,461,499.72     20,145,283.74
             2. Ending Overcollateralization Amount        12,683,784.02      7,461,499.72     20,145,283.74
             3. Targeted Overcollateralization Amount      12,683,784.02      7,461,499.72     20,145,283.74
             4. Subordination Deficiency                            0.00              0.00              0.00
             5. Overcollateralization Release Amount                0.00              0.00              0.00

VII   Trigger Information

        1. (a) 60+ Delinquency Percentage                 6.24%            9.11%
           (b) Delinquency Event in effect
                (Group I > 50% or Group II > 40%) ?         NO               NO

        2. (a) Cumulative Loss Percentage                 0.11%            0.00%
           (b) Applicable Loss Percentage for
                current Distribution                      2.25%            3.25%
           (c) Cumulative Loss Trigger Event in effect      NO                NO

VIII  Pool Information                                    No.        Amount
                                                        ------   ---------------
         (a) Closing Mortgage Loan Principal Balance:
                1. Fixed Rate                            7,634   548,912,702.38
                2. Adjustable Rate                       1,508   139,855,669.23

                    Total Closing Mortgage
                      Loan Principal Balance:            9,142   688,768,371.61

         (b) Balloon Mortgage Loans
                1. Fixed Rate                              445    31,957,317.06
                2. Adjustable Rate                           0             0.00

                     Total Balloon Mortgage Loans:         445    31,957,317.06

         (c) Weighted Average Mortgage Rate:
                1. Fixed Rate                                             9.750%
                2. Adjustable Rate                                        9.394%

                     Total Weighted Average
                       Mortgage Rate                                      9.678%

         (d) Weighted Average Net Mortgage Rate:
                1. Fixed Rate                                             9.247%
                2. Adjustable Rate                                        9.007%

         (e) Weighted Average Remaining Maturity:
                1. Fixed Rate                                            275.45
                2. Adjustable Rate                                       331.52

         (f) Weighted Average Original Maturity:
                1. Fixed Rate                                            313.00
                2. Adjustable Rate                                       359.00

IX    Delinquency Information                   No.        %          Amount
                                              -----      ----     --------------
      A. Fixed Rate Mortgage Loans:
         (a) Delinquent Contracts:
           1. 31 - 59 Day Accounts              413      5.15%    28,282,475.68
           2. 60 - 89 Day Accounts              160      2.07%    11,373,815.02
           3. 90+ Day Accounts                  339      4.28%    23,484,934.24

         (b) Mortgage Loans - In Foreclosure    201      2.61%    14,324,999.79
         (c) REO Property Accounts               58      0.69%     3,800,019.49

      B. Adjustable Rate Mortgage Loans:
         (a) Delinquent Contracts:
           1. 31 - 59 Day Accounts              130      8.14%    11,381,800.02
           2. 60 - 89 Day Accounts               47      3.19%     4,463,262.48
           3. 90+ Day Accounts                   91      5.85%     8,180,607.40

         (b) Mortgage Loans - In Foreclosure     53      3.54%  `  4,947,709.12
         (c) REO Property Accounts               24      1.26%     1,756,240.88

      C. Total For All Mortgage Loans
         (a) Delinquent Contracts:
           1. 31 - 59 Day Accounts              543      5.76%    39,664,275.70
           2. 60 - 89 Day Accounts              207      2.30%    15,837,077.50
           3. 90+ Day Accounts                  430      4.60%    31,665,541.64

         (b) Mortgage Loans - In Foreclosure    254      2.80%    19,272,708.91
         (c) REO Property Accounts               82     `0.81%     5,556,260.37

X     Realized Losses                           No.                   Amount
                                              -----               --------------
      1. (a) Gross Realized Losses
              during the period                   1                  399,000.00

         (b) Realized Losses during the period
             1. Group I                                              254,301.08
             2. Group II                                                   0.00
                                                                     ----------
                Total                                                254,301.08

         (c) Cumulative Gross Realized Losses    13                1,625,937.64

         (d) Cumulative Realized Losses
              1. Group I                                             845,348.01
              2. Group II                                                  0.00
                                                                     ----------
                Total                                                845,348.01

         (e) Cumulative Applied Realized Losses
                       i. Class B-4                                        0.00
                      ii. Class B-3                                        0.00
                     iii. Class B-2                                        0.00
                      iv. Class B-1                                        0.00
                       v. Class M-2                                        0.00
                      vi. Class M-1                                        0.00

XI    Miscellaneous Information

      1. (a) Monthly Master Servicer Fee

                       i. Monthly Servicing Fee                       295,955.43
                      ii. Mortgage Fees                               149,156.80
                     iii. Mortgage Insurance Premium Reimbursement     14,354.01
                      iv. Certificate Account Investment Earnings           0.00

         (b) Amount of prior unpaid Master Servicing Fees
              paid with this distribution                                  0.00

         (c) Total Master Servicing Fees paid with this
              distribution                                           459,466.24

         (d) Amount of unpaid Master Servicing Fees as of
              this distribution                                            0.00

      2. (a) Opening Master Servicer Advance Balance              10,374,527.51

         (b) Current Advance (exclusive of Compensating
              Interest)                                            1,024,545.33

         (c) Reimbursement of prior Master Servicer Advances        (495,438.01)
                                                                  -------------
         (d) Ending Master Servicer Advance Balance               10,903,634.83

      3. Current period Compensating Interest                          9,958.21

      4. (a) Stepdown Date in effect ?                      NO
                                                                  -------------